UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-28780	54-1804471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle, P.O. Box 215 Floyd, Virginia	24091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 28, 2012, Cardinal Bankshares Corporation (the “Company”) announced that it has reached a settlement agreement with former Bank of Floyd executive Henry A. Logue. The settlement agreement resolves Cardinal’s verified complaint captioned Cardinal Bankshares Corporation v. Henry A. Logue (Civil Action No. 7:12-cv-00198l, and a related counterclaim, which were pending in the U.S. District Court, Western District of Virginia. All claims and counterclaims related to the complaint filed by the Company and its bank subsidiary against Mr. Logue were dismissed.

A copy of the press release announcing the settlement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press release dated June 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Dated: June 29, 2012	By:	/s/ J. Alan Dickerson
J. Alan Dickerson
Chief Financial Officer & Vice-President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated June 28, 2012.